Interests in entities	12 Months Ended
Dec. 31, 2018
Interests in entities [Abstract]
Disclosure of interests in other entities [text block]

Interests in entities

In this section we discuss the nature of the company’s interests in its consolidated entities and associates, and the effects of those interests on the company’s financial position and financial performance.

Transactions in Signify shares

In 2018, Philips completed various transactions in Signify shares (formerly Philips Lighting) which reduced the interest in this company from 29.01% as of December 31, 2017 to 16.5% as of December 31, 2018.

In February 2018, Philips sold 16.22 million shares through an accelerated bookbuild offering to institutional investors. Subsequently, during the fourth quarter of 2018, Philips sold a total of 4.04 million shares.

Given Philips’ shareholding in Signify of 16.5%, with Philips’ CFO stepping down from the Supervisory Board of Signify as of December 31, 2018, the remaining stake was reclassified from Assets classified as held-for-sale to Current financial assets, with fair value changes recognized through OCI.

Group companies

Set out below is a list of material subsidiaries as per December 31, 2018 representing greater than 5% of either the consolidated group Sales, Income from operations or Income from continuing operations (before any intra-group eliminations) of Group legal entities. All of the entities are fully consolidated in the group accounts of the company.

Philips Group

Interests in group companies

in alphabetical order

2018

Legal entity name	Principal country of business
Philips (China) Investment Company, Ltd.	China
Philips Medizin Systeme Böblingen GmbH	Germany
Philips GmbH	Germany
Philips Consumer Lifestyle B.V.	Netherlands
Philips Medical Systems Nederland B.V.	Netherlands
Philips Ultrasound, Inc.	United States
Philips Oral Healthcare, LLC	United States
Philips North America LLC	United States
Respironics, Inc.	United States
Information related to Non-controlling interests

As of December 31, 2018, six consolidated subsidiaries are not wholly owned by Philips (December 31, 2017: four). In 2018, Sales to third parties and Net income for these subsidiaries in aggregate are EUR 627 million and EUR 27 million respectively.

Investments in associates

Philips has investments in a number of associates. None of them are regarded as individually material. During 2018, Philips purchased ten investments in associates, which involved an aggregated amount of EUR 107 million.

Involvement with unconsolidated structured entities

Philips founded three Philips Medical Capital (PMC) entities, in the United States, France and Germany, in which Philips holds a minority interest. Philips Medical Capital, LLC in the United States is the most significant entity. PMC entities provide healthcare equipment financing and leasing services to Philips customers for diagnostic imaging equipment, patient monitoring equipment, and clinical IT systems.

The company concluded that it does not control, and therefore should not consolidate the PMC entities. In the United States, PMC operates as a subsidiary of De Lage Landen Financial Services, Inc. The same structure and treatment is applied to the PMC entities in the other countries, with other majority shareholders. Operating agreements are in place for all PMC entities, whereby acceptance of sales and financing transactions resides with the respective majority shareholder. After acceptance of a transaction by PMC, Philips transfers control and does not retain any obligations towards PMC or its customers, from the sales contracts.

At December 31, 2018, Philips’ stake in Philips Medical Capital, LLC had a carrying value of EUR 24 million (December 31, 2017: EUR 29 million).

The company does not have any material exposures to losses from interests in unconsolidated structured entities other than the invested amounts.